UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05642

Nuveen Multi-Market Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   June 30

Date of reporting period:   December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

31 December 2020

Nuveen Closed-End Funds

JMM	Nuveen Multi-Market Income Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences”. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Chair’s Letter to Shareholders

Dear Shareholders,

The rollout of COVID-19 vaccines has kindled the promise of a more normal economy in 2021. Until then, the economic shortfall is expected to be bridged by a combination of fiscal relief measures and easier financial conditions aimed at supporting individuals, businesses and state and local governments. The measures taken to date have already helped the U.S. economy make a significant, although incomplete, turnaround from the depths of a historic recession. In late December 2020, the U.S. government enacted another $900 billion in aid to individuals and businesses, extending some of the programs enacted earlier in the COVID-19 crisis, and more stimulus is anticipated. The U.S. Federal Reserve, along with other central banks around the world, have pledged to keep monetary conditions accommodative for as long as necessary.

While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. COVID-19 cases are still alarmingly high in some regions, and recent economic indicators have shown the dampening effect of renewed restrictions on social and business activity in the latter months of 2020. The pandemic’s course can still be unpredictable, and achieving sufficient inoculation of the population depends on many variables, including logistics, public confidence, real-world efficacy and the emergence of variant virus strains. Additionally, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, which could cause investment outlooks to shift. Nevertheless, short-term market fluctuations can provide opportunities to invest in new ideas as well as upgrade existing positioning, within our goal of providing long-term value for our shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.

The beginning of the year can be an opportune time to assess your portfolio’s resilience and readiness for what may come next. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

February 22, 2021

Portfolio Managers’ Comments

Nuveen Multi-Market Income Fund (JMM)

Nuveen Multi-Market Income Fund (JMM) features portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisers, LLC, the Fund’s investment adviser. The Fund’s portfolio managers are Jason J. O’Brien, CFA, and Peter L. Agrimson, CFA.

Here the Fund’s portfolio management team discusses key investment strategies and the Fund’s performance for the six-month reporting period December 31, 2020.

An Update on COVID-19 Coronavirus and its Impact on the Securities Markets

The start of vaccinations across Western countries has been encouraging for the markets, although the discovery of new variants of the COVID-19 coronavirus could cause expectations to be reassessed. The vaccine rollouts have also been slower than expected in some regions. Nevertheless, there are more vaccines still in development, some of which have announced positive trial results, and governments are looking to adjust rollout plans to speed distribution.

The economic recovery moderated in late 2020, as a resurgence of infections triggered another tightening in restrictions. The slower pace is expected to persist into 2021, prompting pledges from central banks and governments to sustain the recovery with policy support. In late December 2020, the U.S. government approved a $900 billion relief package, and more stimulus is anticipated from the Biden administration in 2021.

Markets rallied on optimism for normalization in daily life and in the economy, furthering the recovery from the March 2020 sell-off. Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets sold off severely, with the S&P 500® Index reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered; below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note to 0.5% in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shut-downs across the global economy sharply reduced oil demand, although oil prices have recovered to well above those lows.

While most markets have recovered the majority of their losses, volatility will likely remain elevated until the health crisis itself is under control (via fewer new cases, lower infection rates and/or wider immunity across populations). The situation remains fluid, given production and logistical challenges with rolling out the vaccine as well as public trust in it, and the potential for more harmful variants of the virus. The distribution of phase 3-tested vaccines has narrowed the range of outcomes for the course of the pandemic itself and the global economy, but there is still uncertainty in the timing of a full recovery.

Nuveen Fund Advisors, LLC, and their portfolio management teams are monitoring the situation carefully and continuously refining their views and approaches to managing their funds to best pursue investment objectives while mitigating risks through all market environments.

What key strategies were used to manage the Fund during the six-month reporting period ended December 31, 2020?

The Fund’s investment objective is to achieve high monthly income consistent with prudent risk to capital. The portfolio management team invests the Fund’s assets primarily in debt securities, including, but not limited to, U.S. agency and privately issued mortgage-backed securities, corporate debt securities, and asset-backed securities. At least 65% of the

Portfolio Managers’ Comments (continued)

Fund’s total assets must be invested in securities that, at the time of purchase, are rated investment grade or of comparable quality. The Fund may utilize derivatives. The Fund uses leverage.

How did the Fund perform during the six-month reporting period ended December 31, 2020?

The table in the Performance Overview and Holding Summaries section of this report provides total returns at net asset value (NAV) for the period ended December 31, 2020. The Fund’s total return at NAV is compared with the performance of a corresponding market index.

For the six-month reporting period ended December 31, 2020, the Fund outperformed both the Bloomberg Barclays U.S. Government/Mortgage Bond Index and its Blended Benchmark, which is composed of 75% Bloomberg Barclays U.S. Government/Mortgage Index and 25% Bloomberg Barclays U.S. Corporate High-Yield Index, each of which are further described in the Glossary of Terms Used in This Report.

Economic growth rebounded strongly during the reporting period, although it slowed near the end relative to the dramatic post-COVID-19 crisis lockdown surge seen earlier in 2020. Unemployment continued to fall, industrial activity expanded and consumer spending held up well even amid continued concerns about the spread of COVID-19. Despite the severity of renewed outbreaks in many countries, lockdowns were significantly less restrictive than earlier in the reporting period, allowing economic activity to maintain its momentum. Surprisingly positive vaccine trial results later in the reporting period further boosted sentiment.

As expected, Federal Reserve (Fed) policymakers left rates unchanged throughout the reporting period as the U.S. economy continued to recover from its deepest recession in history. In September 2020, the Fed indicated its intent to leave the Federal Funds rate at the current level through at least 2023. Policymakers also announced a more flexible approach to targeting an average inflation rate of 2% over time, which will allow inflation to run hotter before the central bank feels compelled to increase rates. At the December 2020 meeting, Fed policymakers issued a fresh set of economic projections, increasing 2020’s gross domestic product (GDP) growth forecast to -2.4%. The Fed also slightly increased GDP and inflation forecasts for the next two years and lowered the unemployment outlook as the economy recovered. In addition, the central bank continued its quantitative easing (QE) program, buying roughly $80 billion of Treasury securities a month across the yield curve. Despite the Fed’s QE buying operations, the combination of economic expansion and greater vaccine certainty pushed longer maturity Treasury yields higher. Meanwhile, rates at the front end remained firmly anchored by the Fed’s commitment to remain on hold, allowing the yield curve to steepen modestly. The 10-year Treasury yield rose 27 basis points over the six-month reporting period to end at 0.93%.

The ongoing and unprecedented fiscal and monetary stimulus continued to boost the credit markets, which enjoyed strong performance. Specifically, the Fed’s support through the Primary and Secondary Market Corporate Credit Facilities was a key driver in the recovery of corporate bond prices. Also, with yields low and volatility suppressed, investors gained confidence in moving down the credit spectrum. Investment grade corporations issued $1.8 trillion worth of bonds in 2020 (60% above 2019’s issuance level), which was easily absorbed by the market. Corporate issuers took advantage of low yields and strong investor appetite to improve balance sheet liquidity and extend the duration profile of their liabilities. Investment grade credit spreads tightened and the segment outperformed Treasuries driven by these strong technical dynamics, improved corporate earnings, reduced election uncertainty, positive vaccine developments and the signing of a $900 billion fiscal package at the end of the reporting period.

Agency mortgage-backed securities (MBS) generated excess returns over Treasuries, but significantly lagged other major fixed income asset classes. Fed bond buying remained significant and supportive of the sector, which offers an attractive spread compared to Treasuries. Spreads for credit risk transfer (CRT) and non-agency MBS tightened versus Treasuries as investors sought excess yields outside of corporate bond alternatives.

Commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) generated excess returns versus Treasuries. The CMBS market saw a significant rally in spreads even as supply came to the market, which was primarily the result of a “catch-up” trade to other non-securitized asset classes that had previously recovered to pre-COVID-19 levels. As the reporting period progressed, investors gained confidence that significant downside risk was unlikely in the CMBS market due to a sustained flattening of default rates. The ABS market shifted into a higher gear later in the reporting period, mostly driven by news of multiple COVID-19 vaccines. Spreads tightened in COVID-19 sensitive sectors such as aircraft ABS and almost any other securities offering attractive yields.

High yield credit outpaced the rest of the fixed income market as spreads tightened by more than 264 basis points overall versus Treasuries, led by the lower quality tiers as investors moved down the rating spectrum to pick up additional yield. The segment experienced significant inflows during the reporting period, which helped support the ongoing and robust new issue market. For the reporting period, domestic high yield new issuance totaled a record-breaking $450 billion on a gross basis, although approximately two-thirds was related to refinancings. The refinancing trend allowed companies to extend maturity profiles and essentially buy time, which benefited the fundamental backdrop within high yield. Refinancings also supported the technical backdrop by mitigating the amount of net new supply the market needed to absorb.

The Fund outperformed during the reporting period in large part due to its asset allocation breakdown. Markets continued to recover during the second half of the reporting period and all spread sectors posted positive excess returns over Treasuries. Specifically, the Fund’s overweight positions in ABS, CMBS, non-agency MBS and investment grade credit all benefited performance, mainly driven by the CMBS and ABS sectors. Esoteric ABS and lower rated investment grade CMBS performed well late in the reporting period as these segments recovered some of their underperformance from the first half of 2020. The Fund’s investment grade credit overweight also contributed favorably to performance. In addition, the Fund’s underweight to securities at the long end of yield curve proved beneficial to results as the curve steepened and prices for these longer maturity securities fell more.

Offsetting some of the positive effect from yield curve positioning, the Fund’s modestly longer duration stance versus its benchmark detracted from performance because interest rates rose during the reporting period. Also, an underweight position in the high yield sector early in the reporting period, as well as security selection within the segment, were modest drags on performance relative to the benchmark. Finally, the Fund’s up-in-quality bias among its high yield holdings detracted because lower quality credits outperformed during the reporting period.

We continued to manage the Fund with many of the same overarching investment themes, focusing on bottom-up security selection and sector positioning as the most significant drivers of performance. Our goal is to generate income through broad exposure to the securitized and corporate sectors of the bond market. From a positioning standpoint, the Fund maintained overweights to ABS, CMBS and MBS and remained focused on bottom-up security selection to generate income and price returns in those sectors. The ABS and CMBS sectors lagged during 2020’s initial recovery due to less direct benefit from Fed buying, but the spread gap for these segments compressed during this reporting period. Given this narrowing, the ABS and CMBS sectors ended the reporting period more fairly valued relative to corporates, which will continue to drive our focus on bottom-up analysis. Also, later in the reporting period, the Fund continued to rotate into high yield credit while selling investment grade credit because some of these securities reached their spread targets.

The Fund used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure. These future positions had a negligible impact on performance during the reporting period. The Fund also used interest rate swaps as part of an overall portfolio construction strategy to manage duration and overall portfolio yield curve exposure. The swap positions had a negative impact on performance during the reporting period.

The Fund may also purchase securities on a when-issued or forward commitment (delayed delivery) basis. Delivery and payment for securities that have been purchased in this manner can take place a month or more after the transaction date. Such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund’s net asset value if the Fund makes such purchases while remaining substantially fully invested.

Fund Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Fund’s common shares relative to its comparative benchmarks was the Fund’s use of leverage through reverse repurchase agreements and mortgage dollar rolls. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that the Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio securities that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.

However, use of leverage can expose Fund common shares to additional price volatility. When the Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term interest rates. While fund leverage expenses are somewhat higher than their recent lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.

The Fund’s use of leverage had a positive impact on total return performance during this reporting period.

As of December 31, 2020, the Fund’s percentages of leverage are shown in the accompanying table.

JMM
Effective Leverage*	23.10%
Regulatory Leverage*	0.00%
*

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of reverse repurchase agreements, certain derivative and other investments in the Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. The Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of the Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S LEVERAGE

Reverse Repurchase Agreements

As noted above, the Fund utilized reverse repurchase agreements in which, the Fund sells to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. The Fund’s transactions in reverse repurchase agreements are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
July1, 2020	Sales	Purchases	December 31, 2020	Average Balance Outstanding	Sales	Purchases	February 25, 2021
$24,776,000	$1,471,763	$(4,035,691)	$22,212,071	$(23,046,388)	$3,019,218	$(1,611,289)	$23,620,000

Refer to Notes to Financial Statements, Note 8 – Fund Leverage for further details.

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of December 31, 2020. The Fund’s distribution levels may vary over time based on the Fund’s investment activity and portfolio investment value changes.

During the current reporting period, the Fund’s distributions to common shareholders were as shown in the accompanying table.

Monthly Distributions (Ex-Dividend Date)	Per Common Share Amounts
July 2020	$0.0270
August	0.0270
September	0.0270
October	0.0245
November	0.0245
December 2020	0.0245
Total Distributions from Net Investment Income	$0.1545

Current Distribution Rate*	4.09%
*

Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during its most recent tax year end.

All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

ANNOUNCEMENT OF LEVEL DISTRIBUTION POLICY

On February 25, 2021 (subsequent to the close of this reporting period), the Fund announced that its Board of Trustees approved the adoption of a level distribution policy. The level distribution policy is intended to provide shareholders with stable, but not guaranteed, cash flow, independent of the amount or timing of income earned or capital gains realized by the Fund. The Fund intends to distribute all or substantially all of its net investment income through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, in order to maintain its level distribution amount, the Fund may pay out more or less than its net investment income

Common Share Information (continued)

during the period. As a result, distribution sources may include net investment income, realized gains and return of capital. [If the Fund’s distribution includes anything other than net investment income, the Fund will provide a notice of its best estimate of the distribution sources at that time, which may be viewed at www.nuveen.com/CEFdistributions. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms delivered after the end of the calendar year.] The level distribution policy will become effective with the Fund’s March distribution.

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE REPURCHASES

During August 2020, the Fund’s Board of Trustees reauthorized an open-market common share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

As of December 31, 2020, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

JMM
Common shares cummulatively repurchased and retired	1,800
Common shares authorized for repurchase	945,000

During the current reporting period, the Fund did not repurchase any of its outstanding common shares.

OTHER SHARE INFORMATION

As of December 31, 2020, and during the current reporting period, the Fund’s common share price was trading at premium/(discount) to its NAV as shown in the accompanying table.

Common share NAV	$7.82
Common share price	$7.19
Premium/(Discount) to NAV	(8.06)%
6-Month average premium/(discount) to NAV	(8.97)%

JMM	Nuveen Multi-Market Income Fund Performance Overview and Holding Summaries as of December 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2020

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JMM at Common Share NAV	6.67%	1.86%	4.48%	4.95%
JMM at Common Share Price	6.50%	1.77%	5.71%	4.65%
Bloomberg Barclays U.S. Government/Mortgage Bond Index	(0.22)%	6.36%	3.49%	3.16%
Blended Benchmark[1]	2.57%	6.69%	4.79%	4.09%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

1.	The Blended Benchmark consists of: 1) 25% of the Bloomberg Barclays U.S. Corporate High-Yield Index and 2) 75% of the Bloomberg Barclays U.S. Government/Mortgage Index.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Asset-Backed and Mortgage-Backed Securities	98.5%
Corporate Bonds	30.8%
Sovereign Debt	1.7%
Contingent Capital Securities	0.9%
Municipal Bonds	0.7%
Common Stock	0.2%
Repurchase Agreements	2.0%
Other Assets Less Liabilities	(4.8)%
Net Assets Plus Reverse Repurchase Agreements	130.0%
Reverse Repurchase Agreements	(30.0)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Asset-Backed and Mortgage-Backed Securities	73.1%
Oil, Gas & Consumable Fuels	2.3%
Equity Real Estate Investment Trust	1.8%
Media	1.5%
Chemicals	1.5%
Diversified Telecommunication Services	1.4%
Diversified Financial Services	1.4%
Metals & Mining	1.0%
Other	14.5%
Repurchase Agreements	1.5%
Total	100%

Portfolio Credit Quality

(% of total long-term
investments)

AAA	3.8%
AA	3.1%
A	7.2%
BBB	24.2%
BB or Lower	23.9%
U.S. Treasury/Agency	28.8%
N/R	8.8%
N/A	0.2%
Total	100%

JMM	Nuveen Multi-Market Income Fund Portfolio of Investments December 31, 2020
(Unaudited)

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		LONG-TERM INVESTMENTS – 132.8% (98.5% of Total Investments)

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 98.5% ( 73.1% of Total Investments)

$207		321 Henderson Receivables VI LLC, Series 2010-1A, 144A	9.310%	7/15/61	Aaa	$247,474
250		ACE Securities Corp Manufactured Housing Trust, Series 2003-MH1, 144A	6.500%	8/15/30	A+	264,116
500		Adams Outdoor Advertising LP, Series 2018-1B,144A	5.653%	11/15/48	BBB	528,852
61		Alternative Loan Trust, Series 2003-J3	5.250%	11/25/33	Aaa	63,022
96		Alternative Loan Trust, Series 2004-J2	6.500%	3/25/34	AA+	98,227
1,658		American Homes 4 Rent Trust, Series 2015-SFR2 Trust, (I/O), 144A	0.000%	10/17/52	N/R	17
175		AMSR 2019-SFR1 Trust, 144A	3.247%	1/19/39	Baa2	180,728
241		Bayview Financial Mortgage Pass-Through Trust, Series 2005-D	5.500%	12/28/35	Aa3	239,684
33		Bayview Financial Mortgage Pass-Through Trust, Series 2006-C	6.352%	11/28/36	Caa3	33,352
418		BX Commercial Mortgage Trust 2019-XL, 144A, (1-Month LIBOR reference rate + 1.800% spread), (3)	1.959%	10/15/36	N/R	414,549
500		CARS-DB4 LP, Series 2020-1A, 144A	4.520%	2/15/50	BBB	523,041
954		CF Hippolyta LLC, Series 2020-1 B2, 144A	2.600%	7/15/60	A-	963,502
94		Chase Funding Trust, Series 2003-3	5.160%	3/25/33	Ba1	97,133
500		CHL GMSR Issuer Trust, Series 2018-GT1, 144A, (1-Month LIBOR reference rate + 2.750% spread), (3)	2.898%	5/25/23	N/R	492,606
425		Citigroup Commercial Mortgage Trust 2015-GC29	4.151%	4/10/48	A-	434,603
600		Citigroup Commercial Mortgage Trust 2016-P5, 144A	3.000%	10/10/49	BBB-	442,445
450		Citigroup Commercial Mortgage Trust 2018-TBR, 144A, (1-Month LIBOR reference rate + 1.800% spread), (3)	1.959%	12/15/36	BBB-	412,631
92		Citigroup Global Markets Mortgage Securities VII Inc, Series 2003-1, 144A	6.000%	9/25/33	BB	91,685
500		COMM 2013-LC13 Mortgage Trust, 144A	5.287%	8/10/46	BB-	446,326
775		COMM 2015-CCRE22 Mortgage Trust	4.106%	3/10/48	A-	818,725
450		COMM 2015-CCRE25 Mortgage Trust	4.538%	8/10/48	A-	465,289
500		COMM 2015-CCRE26 Mortgage Trust	4.480%	10/10/48	A-	529,161
69		Commonbond Student Loan Trust, Series 2017-B-GS, 144A	4.440%	9/25/42	Aa3	72,475
828		Connecticut Avenue Securities Trust, Series 2019-R07, 144A, (1-Month LIBOR reference rate + 2.100% spread), (3)	2.248%	10/25/39	B	825,733
600		Connecticut Avenue Securities Trust, Series 2020-R02, 144A, (1-Month LIBOR reference rate + 2.000% spread), (3)	2.148%	1/25/40	B	595,772
250		CPT MORTGAGE TRUST, Series 2019-CPT, 144A	2.997%	11/13/39	N/R	244,476
340		Credit Suisse First Boston Mortgage Securities Corp, Series 2003-8	6.183%	4/25/33	AAA	343,610
82		Credit Suisse First Boston Mortgage Securities Corp, Series 2005-11	6.000%	12/25/35	D	8,601
500		Credit Suisse Mortgage Capital Certificates 2019-ICE4, 144A, (1-Month LIBOR reference rate + 1.600% spread), (3)	1.759%	5/15/36	Baa3	494,983
219		Credit-Based Asset Servicing and Securitization LLC, Series 2007-SP1, 144A	5.021%	12/25/37	Aaa	224,395
250		CSMC 2014-USA OA LLC, 144A	4.373%	9/15/37	B-	183,050
120		CSMC Mortgage-Backed Trust 2006-7	6.000%	8/25/36	Caa3	77,362
56		CWABS Asset-Backed Certificates Trust, Series 2004-13	5.603%	5/25/35	Aaa	56,539
1,167		DB Master Finance LLC, Series 2017-1A, 144A	4.030%	11/20/47	BBB	1,239,261
1,149		Domino’s Pizza Master Issuer LLC, Series 2015-1A, 144A	4.474%	10/25/45	BBB+	1,214,252
121		Domino’s Pizza Master Issuer LLC, Series 2017-1A, 144A	3.082%	7/25/47	BBB+	121,897
604		Driven Brands Funding LLC, Series 2018-1A, 144A	4.739%	4/20/48	BBB-	640,571
1,449		Driven Brands Funding LLC, Series 2019-1A, 144A	4.641%	4/20/49	BBB-	1,540,588
1,500		Fannie Mae TBA, (MDR), (WI/DD)	2.000%	TBA	Aaa	1,557,947
2,000		Fannie Mae TBA, (MDR), (WI/DD)	3.000%	TBA	Aaa	2,097,020
12		Fannie Mae Mortgage Pool FN 709700, (4)	5.500%	6/01/33	N/R	14,297
—	(12)	Fannie Mae Mortgage Pool FN 745279, (4)	5.000%	2/01/21	N/R	6
66		Fannie Mae Mortgage Pool FN 745324, (4)	6.000%	3/01/34	Aaa	72,917
28		Fannie Mae Mortgage Pool FN 763687, (4)	6.000%	1/01/34	N/R	31,285
66		Fannie Mae Mortgage Pool FN 766070, (4)	5.500%	2/01/34	N/R	75,263
24		Fannie Mae Mortgage Pool FN 828346, (4)	5.000%	7/01/35	N/R	27,520
12		Fannie Mae Mortgage Pool FN 878059, (4)	5.500%	3/01/36	N/R	13,886
13		Fannie Mae Mortgage Pool FN 882685, (4)	6.000%	6/01/36	N/R	14,103
42		Fannie Mae Mortgage Pool FN 995018, (4)	5.500%	6/01/38	N/R	49,540
943		Fannie Mae Mortgage Pool FN AS8583, (4)	3.500%	1/01/47	Aaa	1,004,775
722		Fannie Mae Mortgage Pool FN AW4182, (4)	3.500%	2/01/44	N/R	775,364

JMM	Nuveen Multi-Market Income Fund (continued)
Portfolio of Investments December 31, 2020
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)
$69	Fannie Mae Mortgage Pool FN BH4019, (4)	4.000%	9/01/47	N/R	$74,533
1,331	Fannie Mae Mortgage Pool FN BM5126, (4)	3.500%	1/01/48	N/R	1,454,250
351	Fannie Mae Mortgage Pool FN BM5839, (4)	3.500%	11/01/47	Aaa	383,001
405	Fannie Mae Mortgage Pool FN BM6038, (4)	4.000%	1/01/45	Aaa	443,406
1,399	Fannie Mae Mortgage Pool FN MA3305, (4)	3.500%	3/01/48	N/R	1,482,720
91	Fannie Mae Mortgage Pool FN MA3332, (4)	3.500%	4/01/48	Aaa	96,120
1,178	Fannie Mae Mortgage Pool FN MA3333, (4)	4.000%	4/01/48	Aaa	1,260,842
2,476	Fannie Mae Mortgage Pool FN MA4159, (4)	2.500%	10/01/50	N/R	2,612,061
73	Fannie Mae REMIC Trust 2002-W1	5.501%	2/25/42	Aaa	81,542
363	Fannie Mae REMIC Trust 2003-W1	3.174%	12/25/42	AAA	131,523
155	Fannie Mae REMIC Trust 2018-81, (I/O)	3.000%	11/25/48	Aaa	17,939
155	Fannie Mae REMIC Trust 2018-81	0.000%	11/25/48	N/R	141,784
300	Four Seas LP, 144A	4.950%	8/28/27	N/R	292,559
15	Freddie Mac Gold Pool FG C00676, (4)	6.500%	11/01/28	N/R	16,534
1,906	Freddie Mac Gold Pool FG G08528, (4)	3.000%	4/01/43	Aaa	2,027,188
644	Freddie Mac Gold Pool FG G08566, (4)	3.500%	1/01/44	N/R	692,101
1,519	Freddie Mac Gold Pool FG G08747, (4)	3.000%	2/01/47	Aaa	1,606,612
982	Freddie Mac Gold Pool FG G18497, (4)	3.000%	1/01/29	N/R	1,032,451
1,170	Freddie Mac Gold Pool FG G60138, (4)	3.500%	8/01/45	Aaa	1,285,903
624	Freddie Mac Gold Pool FG G60238, (4)	3.500%	10/01/45	Aaa	681,910
993	Freddie Mac Gold Pool FG Q40718, (4)	3.500%	5/01/46	N/R	1,061,122
1,428	Freddie Mac Gold Pool FG Q40841, (4)	3.000%	6/01/46	N/R	1,501,558
1,909	Freddie Mac Pool FR ZT0541, (4)	4.000%	6/01/48	N/R	2,082,322
511	Freddie Mac Pool FR ZT0542, (4)	4.000%	7/01/48	N/R	561,540
724	Freddie Mac Structured Agency Credit Risk Debt Notes, Series STARC 2019-HQA1, 144A, (1-Month LIBOR reference rate + 2.350% spread), (3)	2.498%	2/25/49	BB-	722,075
446	Freddie Mac Structured Agency Credit Risk Debt Notes, Series STARC 2019-HQA4, 144A, (1-Month LIBOR reference rate + 2.050% spread), (3)	2.198%	11/25/49	B+	444,977
500	FREMF 2017-K724 Mortgage Trust, 144A	3.484%	11/25/23	BBB-	518,147
138	Ginnie Mae I Pool GN 604567, (4)	5.500%	8/15/33	N/R	162,201
79	Ginnie Mae I Pool GN 631574, (4)	6.000%	7/15/34	N/R	91,409
500	GS Mortgage Securities Corp Trust, Series 2018-TWR, 144A, (1-Month LIBOR reference rate + 0.900% spread), (3)	1.059%	7/15/31	AAA	495,808
67	GSMPS Mortgage Loan Trust, Series 2001-2, 144A	7.500%	6/19/32	N/R	66,796
382	GSMPS Mortgage Loan Trust, Series 2003-3, 144A	7.000%	6/25/43	N/R	434,158
359	GSMPS Mortgage Loan Trust, Series 2005-RP1, 144A	8.500%	1/25/35	B2	412,423
495	GSMPS Mortgage Loan Trust, Series 2005-RP2, 144A	7.500%	3/25/35	AAA	517,412
476	GSMPS Mortgage Loan Trust, Series 2005-RP3, 144A	7.500%	9/25/35	AAA	496,655
310	GSMPS Mortgage Loan Trust, Series 2005-RP3, 144A	8.000%	9/25/35	Caa1	334,368
500	Hardee’s Funding LLC, Series 2020-1A A2, 144A	3.981%	12/20/50	BBB	512,535
478	Horizon Aircraft Finance II Ltd, Series 2019-1, 144A	4.703%	7/15/39	BBB	409,538
244	Horizon Aircraft Finance III Ltd, Series 2019-2, 144A	4.458%	11/15/39	BBB	209,216
212	Impac Secured Assets CMN Owner Trust, Series 2000-3	8.000%	10/25/30	CC	207,516
494	JG Wentworth XXXVII LLC, Series 2016-1A, 144A	5.190%	6/17/69	Baa2	575,258
823	JGWPT XXV LLC, Series 2012-1A, 144A	7.140%	2/15/67	Aa3	1,052,910
353	JGWPT XXVI LLC, Series 2012-2A, 144A	6.770%	10/17/61	A1	441,358
241	JP Morgan Alternative Loan Trust, Series 2006-S1	6.500%	3/25/36	D	192,763
500	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, 144A	3.421%	12/15/49	BBB-	403,239
500	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-BCON, 144A	3.756%	1/05/31	BBB-	496,107
500	JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, 144A	3.000%	10/15/50	BBB-	439,828
400	Manhattan West, Series 2020-1MW, 144A	2.335%	9/10/39	Baa3	401,227
267	MASTR Alternative Loan Trust, Series 2004-1	7.000%	1/25/34	Aaa	287,836
190	MASTR Alternative Loan Trust, Series 2004-5	7.000%	6/25/34	AA+	198,484
167	MASTR Asset Securitization Trust, Series 2003-11	5.250%	12/25/33	A	171,466
288	MASTR Reperforming Loan Trust, Series 2005-1, 144A	7.500%	8/25/34	N/R	262,088
635	Mid-State Capital Corp 2004-1 Trust	6.005%	8/15/37	AA+	676,105
43	Mid-State Capital Corp 2004-1 Trust	8.900%	8/15/37	A1	47,906
621	Mid-State Capital Corp 2005-1 Trust	5.745%	1/15/40	AA	669,884
240	Mid-State Capital Trust, Series 2010-1, 144A	5.250%	12/15/45	AAA	246,856
205	Mid-State Capital Trust, Series 2010-1, 144A	7.000%	12/15/45	AAA	213,462
196	Mid-State Trust XI	5.598%	7/15/38	Baa3	209,438
500	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C28	4.628%	1/15/49	A3	486,441

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)
$67	Morgan Stanley Mortgage Loan Trust, Series 2006-2	5.750%	2/25/36	N/R	$65,866
500	MSCG Trust 2015-ALDR, 144A	3.462%	6/07/35	BBB-	386,661
316	MVW Owner Trust, Series 2017-1, 144A	2.420%	12/20/34	AAA	323,735
1,000	Natixis Commercial Mortgage Securities Trust, Series 2019-MILE, 144A, 1-Month LIBOR reference rate + 2.750% spread), (3)	2.909%	7/15/36	N/R	967,810
272	New Residential Mortgage LLC, Series 2018-FNT2, 144A	4.920%	7/25/54	N/R	271,842
412	New Residential Mortgage Loan Trust, Series 2014-1, 144A	6.047%	1/25/54	BBB	446,643
714	New Residential Mortgage Loan Trust, Series 2015-2, 144A	5.524%	8/25/55	Baa1	770,493
262	NRZ Excess Spread-Collateralized Notes, Series 2018-FNT1 144A	4.690%	5/25/23	N/R	261,308
489	Planet Fitness Master Issuer LLC, Series 2018-FT1, 144A	4.666%	9/05/48	BBB-	487,127
500	PNMAC FMSR ISSUER TRUST, Series 2018-FT1, 144A, (1-Month LIBOR reference rate + 2.350% spread), (3)	2.498%	4/25/23	N/R	483,627
500	PNMAC GMSR ISSUER TRUST, Series 2018-GT1, 144A, (1-Month LIBOR reference rate + 2.850% spread), (3)	2.998%	2/25/23	N/R	491,547
500	PNMAC GMSR ISSUER TRUST, Series 2018-GT2, 144A, (1-Month LIBOR reference rate + 2.650% spread), (3)	2.798%	8/25/25	N/R	482,750
307	RALI Series 2005-QS12 Trust	5.500%	8/25/35	Caa2	306,362
485	RBS Commercial Funding Inc 2013-SMV Trust, 144A	3.584%	3/11/31	BBB-	449,720
276	Sesac Finance LLC, Series 2019-1,144A	5.216%	7/25/49	N/R	292,935
344	Sierra Timeshare 2019-3 Receivables Funding LLC, 144A	4.180%	8/20/36	BB	337,825
490	Sonic Capital LLC, Series 2018-1A, 144A	4.026%	2/20/48	BBB	503,448
382	Sonic Capital LLC, Series 2020-1A, 144A	3.845%	1/20/50	BBB	407,364
500	Stack Infrastructure Issuer LLC, Series 2020-1A A2, 144A	1.893%	8/25/45	A-	505,277
750	STACR Trust, Series 2018-HRP2, 144A, (1-Month LIBOR reference rate + 2.400% spread), (3)	2.548%	2/25/47	BBB-	750,953
330	START Ireland, Series 2019-1, 144A	5.095%	3/15/44	BB	280,637
361	Start Ltd/Bermuda, Series 2018-1, 144A	4.089%	5/15/43	BBB+	351,070
183	Structured Receivables Finance, Series 2010-A LLC, 144A	5.218%	1/16/46	AAA	196,276
482	Taco Bell Funding LLC, Series 2016-1A, 144A	4.377%	5/25/46	BBB	485,231
603	Taco Bell Funding LLC, Series 2016-1A, 144A	4.970%	5/25/46	BBB	650,470
312	Thunderbolt Aircraft Lease Ltd, Series 2017-A, 144A	4.212%	5/17/32	A	300,722
500	Vericrest Opportunity Loan Trust, Series 2019-NPL2, 144A	6.292%	2/25/49	N/R	484,457
150	Vericrest Opportunity Loan Trust, Series 2019-NPL7, 144A	3.967%	10/25/49	N/R	149,808
500	Verus Securitization Trust, Series 2017-1, 144A	5.273%	1/25/47	A	519,462
1,000	VOLT LXXXIV LLC, Series 2019-NP10, 144A	3.967%	12/27/49	N/R	999,820
207	Washington Mutual MSC Mortgage Pass-Through Certificates Series 2003-MS4 Trust	5.500%	2/25/33	N/R	209,326
14	Washington Mutual MSC Mortgage Pass-Through Certificates Series 2004-RA3 Trust	5.978%	8/25/38	Aaa	15,024
970	Wendy’s Funding LLC, Series 2018-1A, 144A	3.573%	3/15/48	BBB	999,915
482	Wendy’s Funding LLC, Series 2019-1A, 144A	3.783%	6/15/49	BBB	511,223
750	WFRBS Commercial Mortgage Trust 2011-C3, 144A	5.335%	3/15/44	A1	738,213
1,000	Wingstop Funding LLC, Series 2020-1A A2, 144A	2.841%	12/05/50	N/R	1,020,270
$72,741	Total Asset-Backed and Mortgage-Backed Securities (cost $71,447,588)				72,839,284

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 30.8% (22.8% of Total Investments)

	Aerospace & Defense – 1.1%

$300	Boeing Co/The, (4)	3.450%	11/01/28	Baa2	$321,746
100	Howmet Aerospace Inc	6.875%	5/01/25	BBB-	118,000
200	Rolls-Royce PLC, 144A	5.750%	10/15/27	BB-	221,500
150	Triumph Group Inc	5.250%	6/01/22	CCC-	142,875
750	Total Aerospace & Defense				804,121

	Air Freight & Logistics – 0.1%

100	Cargo Aircraft Management Inc, 144A	4.750%	2/01/28	Ba3	103,125

	Airlines – 0.2%

100	Delta Air Lines Inc, 144A	7.000%	5/01/25	Baa2	115,434

JMM	Nuveen Multi-Market Income Fund (continued)
Portfolio of Investments December 31, 2020
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Auto Components – 1.1%

$250	Adient Global Holdings Ltd, 144A	4.875%	8/15/26	B	$256,875
100	Adient US LLC, 144A	9.000%	4/15/25	Ba3	111,500
200	Clarios Global LP / Clarios US Finance Co, 144A	8.500%	5/15/27	CCC+	217,282
250	Dana Inc	5.375%	11/15/27	BB+	265,000
800	Total Auto Components				850,657

	Automobiles – 0.8%

125	Ford Motor Co	8.500%	4/21/23	BB+	140,947
400	General Motors Financial Co Inc, (4)	3.600%	6/21/30	BBB	446,277
525	Total Automobiles				587,224

	Banks – 0.3%

250	Caelus Re VI Ltd, 144A, (3-Month U.S. Treasury Bill reference rate + 5.500% spread), (3)	5.558%	6/07/23	N/R	254,025

	Capital Markets – 0.4%

200	Donnelley Financial Solutions Inc	8.250%	10/15/24	B	212,000
100	LPL Holdings Inc, 144A	4.625%	11/15/27	BB	103,500
300	Total Capital Markets				315,500

	Chemicals – 2.0%

250	Calumet Specialty Products Partners LP / Calumet Finance Corp, 144A	11.000%	4/15/25	B-	252,500
200	CF Industries Inc	3.450%	6/01/23	BB+	208,500
50	Kraton Polymers LLC / Kraton Polymers Capital Corp, 144A	4.250%	12/15/25	BB-	51,005
375	NOVA Chemicals Corp, 144A	5.000%	5/01/25	BB-	392,812
200	OCI NV, 144A	4.625%	10/15/25	BB	207,500
50	Rayonier AM Products Inc, 144A	7.625%	1/15/26	B1	52,138
175	Tronox Inc, 144A	6.500%	5/01/25	Ba3	187,250
100	Univar Solutions USA Inc/Washington, 144A	5.125%	12/01/27	BB	105,625
1,400	Total Chemicals				1,457,330

	Commercial Services & Supplies – 0.7%

50	CDW LLC / CDW Finance Corp	3.250%	2/15/29	Ba2	50,985
100	GFL Environmental Inc, 144A	4.250%	6/01/25	BB-	103,750
150	GFL Environmental Inc, 144A	3.500%	9/01/28	BB-	153,031
200	Prime Security Services Borrower LLC / Prime Finance Inc, 144A	5.750%	4/15/26	BB-	219,000
500	Total Commercial Services & Supplies				526,766

	Communications Equipment – 0.6%

100	CommScope Inc, 144A	8.250%	3/01/27	B3	106,750
325	Gray Television Inc, 144A	4.750%	10/15/30	BB-	329,875
425	Total Communications Equipment				436,625

	Consumer Finance – 0.3%

200	Curo Group Holdings Corp, 144A	8.250%	9/01/25	B-	190,000

	Containers & Packaging – 0.2%

75	Ball Corp	2.875%	8/15/30	BB+	74,813
100	Silgan Holdings Inc	4.125%	2/01/28	BB	103,875
175	Total Containers & Packaging				178,688

	Distributors – 0.1%

100	H&E Equipment Services Inc, 144A	3.875%	12/15/28	BB-	100,753

	Diversified Financial Services – 1.9%

500	GE Capital International Funding Co Unlimited Co	3.373%	11/15/25	BBB+	556,372
300	Jefferies Finance LLC / JFIN Co-Issuer Corp, 144A	6.250%	6/03/26	BB	310,594
250	Navient Corp	0.061%	3/25/24	Ba3	266,875
225	Quicken Loans LLC, 144A	5.250%	1/15/28	Ba1	240,188
1,275	Total Diversified Financial Services				1,374,029

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Telecommunication Services – 1.9%

$300	AT&T Inc, (4)	4.300%	2/15/30	A-	$358,356
100	Avaya Inc, 144A	6.125%	9/15/28	BB-	106,826
500	Qwest Corp	6.750%	12/01/21	BBB-	523,075
50	Switch Ltd, 144A	3.750%	9/15/28	BB	50,750
200	Telenet Finance Luxembourg Notes Sarl, 144A	5.500%	3/01/28	BB+	213,294
175	Zayo Group Holdings Inc, 144A	4.000%	3/01/27	B1	175,438
1,325	Total Diversified Telecommunication Services				1,427,739

	Electric Utilities – 0.3%

50	NRG Energy Inc, 144A	3.375%	2/15/29	BB+	51,190
200	Talen Energy Supply LLC	6.500%	6/01/25	B	163,000
250	Total Electric Utilities				214,190

	Energy Equipment & Services – 0.4%

250	Archrock Partners LP / Archrock Partners Finance Corp, 144A	6.875%	4/01/27	B+	269,063

	Entertainment – 0.1%

100	Cinemark USA Inc, 144A	8.750%	5/01/25	BB+	108,000

	Equity Real Estate Investment Trust – 2.4%

150	GLP Capital LP / GLP Financing II Inc	4.000%	1/15/31	BBB-	163,683
250	Iron Mountain Inc, 144A	5.250%	3/15/28	BB-	263,822
75	Iron Mountain Inc, 144A	4.500%	2/15/31	BB-	78,563
150	MPH Acquisition Holdings LLC, 144A	5.750%	11/01/28	B-	146,625
325	MPT Operating Partnership LP / MPT Finance Corp	3.500%	3/15/31	BBB-	335,562
500	Regency Centers LP, (4)	2.950%	9/15/29	BBB+	534,157
250	SITE Centers Corp	4.250%	2/01/26	BBB	269,870
1,700	Total Equity Real Estate Investment Trust				1,792,282

	Food & Staples Retailing – 0.9%

250	Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC, 144A	7.500%	3/15/26	BB-	279,762
250	Chobani LLC / Chobani Finance Corp Inc, 144A	4.625%	11/15/28	B1	253,750
150	Del Monte Foods Inc, 144A	11.875%	5/15/25	CCC+	170,250
650	Total Food & Staples Retailing				703,762

	Gas Utilities – 0.3%

200	Suburban Propane Partners LP/Suburban Energy Finance Corp	5.875%	3/01/27	BB-	209,000

	Health Care Equipment & Supplies – 0.1%

50	RP Escrow Issuer LLC, 144A	5.250%	12/15/25	B-	52,296

	Health Care Providers & Services – 1.2%

100	Centene Corp	4.250%	12/15/27	BBB-	106,000
100	Centene Corp	4.625%	12/15/29	BBB-	111,021
50	CHS/Community Health Systems Inc, 144A	5.625%	3/15/27	B	53,762
50	CHS/Community Health Systems Inc, 144A	6.000%	1/15/29	B	54,013
100	DaVita Inc, 144A	4.625%	6/01/30	Ba3	106,000
50	Encompass Health Corp	4.625%	4/01/31	B+	53,500
250	Global Medical Response Inc, 144A	6.500%	10/01/25	B	261,250
100	Molina Healthcare Inc, 144A	4.375%	6/15/28	BB-	105,250
50	Tenet Healthcare Corp, 144A	4.625%	6/15/28	BB-	52,375
850	Total Health Care Providers & Services				903,171

	Hotels, Restaurants & Leisure – 0.7%

100	Cedar Fair LP / Canada’s Wonderland Co / Magnum Management Corp / Millennium Op, 144A	5.500%	5/01/25	Ba2	104,250
50	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc, 144A	4.625%	6/15/25	BB+	53,550
250	Scientific Games International Inc, 144A	8.625%	7/01/25	B-	273,750

JMM	Nuveen Multi-Market Income Fund (continued)
Portfolio of Investments December 31, 2020
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Hotels, Restaurants & Leisure (continued)
$100	Yum! Brands Inc, 144A	7.750%	4/01/25	B+	$110,750
500	Total Hotels, Restaurants & Leisure				542,300

	Household Durables – 0.4%

50	Kronos Acquisition Holdings Inc / KIK Custom Products Inc, 144A	5.000%	12/31/26	B2	52,125
250	M/I Homes Inc	5.625%	8/01/25	BB-	260,000
300	Total Household Durables				312,125

	Independent Power & Renewable Electricity Producers – 0.3%

200	Calpine Corp, 144A	3.750%	3/01/31	BB+	198,066

	Interactive Media & Services – 0.1%

50	Arches Buyer Inc, 144A	4.250%	6/01/28	B1	50,635

	Internet Software & Services – 0.5%

175	J2 Global Inc, 144A	4.625%	10/15/30	BB	184,625
200	Rackspace Technology Global Inc, 144A	5.375%	12/01/28	B-	209,540
375	Total Internet Software & Services				394,165

	IT Services – 0.4%

50	Austin BidCo Inc, 144A	7.125%	12/15/28	CCC+	52,188
50	Booz Allen Hamilton Inc, 144A	3.875%	9/01/28	Ba2	51,500
200	Unisys Corp, 144A	6.875%	11/01/27	BB-	218,500
300	Total IT Services				322,188

	Leisure Products – 0.4%

250	Mattel Inc, 144A	6.750%	12/31/25	BB-	263,868

	Life Sciences Tools & Services – 0.1%

75	Avantor Funding Inc, 144A	4.625%	7/15/28	BB	79,313

	Machinery – 0.5%

200	Mueller Water Products Inc, 144A	5.500%	6/15/26	BB	207,250
150	Navistar International Corp, 144A	6.625%	11/01/25	B3	157,147
350	Total Machinery				364,397

	Media – 2.0%

500	Altice France SA/France, 144A	7.375%	5/01/26	B	526,250
200	Cablevision Lightpath LLC, 144A	3.875%	9/15/27	B+	201,250
200	DISH DBS Corp	5.875%	11/15/24	B2	209,707
250	Entercom Media Corp, 144A	7.250%	11/01/24	CCC+	249,375
90	Nielsen Finance LLC / Nielsen Finance Co, 144A	5.000%	4/15/22	BB-	90,237
200	Radiate Holdco LLC / Radiate Finance Inc, 144A	4.500%	9/15/26	B1	206,250
1,440	Total Media				1,483,069

	Metals & Mining – 1.3%

250	Alcoa Nederland Holding BV, 144A	6.125%	5/15/28	BB+	273,125
250	First Quantum Minerals Ltd, 144A	6.875%	10/15/27	B-	271,250
150	Freeport-McMoRan Inc	3.875%	3/15/23	Ba1	156,495
100	Freeport-McMoRan Inc	5.250%	9/01/29	Ba1	111,250
50	Hudbay Minerals Inc, 144A	6.125%	4/01/29	B+	53,875
85	Joseph T Ryerson & Son Inc, 144A	8.500%	8/01/28	B	96,262
885	Total Metals & Mining				962,257

	Mortgage Real Estate Investment Trust – 0.2%

125	HAT Holdings I LLC / HAT Holdings II LLC, 144A	6.000%	4/15/25	BB+	133,750

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels – 3.0%

$250	Enable Midstream Partners LP, (4)	4.400%	3/15/27	BBB-	$252,191
100	EnLink Midstream LLC	5.375%	6/01/29	BB+	97,250
200	Genesis Energy LP / Genesis Energy Finance Corp	5.625%	6/15/24	B+	194,500
500	MPLX LP, (4)	4.800%	2/15/29	BBB	603,988
100	NuStar Logistics LP	5.750%	10/01/25	BB-	106,500
200	Occidental Petroleum Corp	5.875%	9/01/25	Ba2	213,000
50	Occidental Petroleum Corp	5.500%	12/01/25	Ba2	52,131
275	PBF Holding Co LLC / PBF Finance Corp	7.250%	6/15/25	B+	178,265
200	Southwestern Energy Co	7.500%	4/01/26	BB	209,800
250	Western Midstream Operating LP	5.050%	2/01/30	BB	278,125
2,125	Total Oil, Gas & Consumable Fuels				2,185,750

	Pharmaceuticals – 0.8%

100	Bausch Health Cos Inc, 144A	5.000%	1/30/28	B	103,054
225	Endo Dac / Endo Finance LLC / Endo Finco Inc, 144A	5.875%	10/15/24	B+	227,812
220	Teva Pharmaceutical Finance Netherlands III BV	6.750%	3/01/28	Ba2	248,875
545	Total Pharmaceuticals				579,741

	Professional Services – 0.3%

200	Dun & Bradstreet Corp/The, 144A	6.875%	8/15/26	BB+	215,000

	Real Estate Management & Development – 0.3%

250	Hunt Cos Inc, 144A	6.250%	2/15/26	BB-	256,250

	Road & Rail – 0.4%

250	United Rentals North America Inc	4.875%	1/15/28	BB-	266,250

	Software – 0.1%

50	Black Knight InfoServ LLC, 144A	3.625%	9/01/28	Ba3	51,188

	Specialty Retail – 0.6%

50	L Brands Inc, 144A	6.875%	7/01/25	BB	54,289
50	L Brands Inc, 144A	6.625%	10/01/30	B+	55,625
100	Lithia Motors Inc, 144A	4.375%	1/15/31	BB	107,250
200	Staples Inc, 144A	10.750%	4/15/27	B3	199,000
400	Total Specialty Retail				416,164

	Trading Companies & Distributors – 0.6%

300	Air Lease Corp, (4)	3.875%	7/03/23	BBB	320,313
50	WESCO Distribution Inc, 144A	7.125%	6/15/25	BB-	54,992
50	WESCO Distribution Inc, 144A	7.250%	6/15/28	BB-	56,864
400	Total Trading Companies & Distributors				432,169

	Wireless Telecommunication Services – 0.4%

250	Hughes Satellite Systems Corp	6.625%	8/01/26	BB	282,868
$21,595	Total Corporate Bonds (cost $21,935,204)				22,765,293

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 1.7% (1.2% of Total Investments)

	Bahrain – 0.4%

$250	Bahrain Government International Bond, 144A	7.000%	10/12/28	B+	$289,202

	Egypt – 0.6%

400	Egypt Government International Bond, 144A	5.875%	6/11/25	B+	433,851

	El Salvador – 0.1%

100	El Salvador Government International Bond, 144A	5.875%	1/30/25	B+	94,500

JMM	Nuveen Multi-Market Income Fund (continued)
Portfolio of Investments December 31, 2020
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Sri Lanka – 0.2%

$250	Sri Lanka Government International Bond, 144A	6.125%	6/03/25	CCC+	$148,200

	Turkey – 0.4%

250	Turkey Government International Bond	5.950%	1/15/31	B2	260,625
$1,250	Total Sovereign Debt (cost $1,245,107)				1,226,378

Principal (000)	Description (1), (5)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 0.9% (0.7% of Total Investments)

	Banks – 0.6%

$200	Banco Bilbao Vizcaya Argentaria SA	6.500%	N/A (6)	Ba2	$213,124
200	Societe Generale SA, 144A	6.750%	N/A (6)	BB	224,074
400	Total Banks				437,198

	Capital Markets – 0.3%

200	UBS Group AG, 144A	7.000%	N/A (6)	BBB	219,250
$600	Total Contingent Capital Securities (cost $600,000)				656,448

Principal Amount (000)	Description (1)		Optional Call Provisions (7)	Ratings (2)	Value

	MUNICIPAL BONDS – 0.7% (0.5%of Total Investments)

	Tax Obligation/General – 0.7%

$500	Illinois State, General Obligation Bonds, Pension Funding Series 2003, 5.100%, 6/01/33		No Opt. Call	BBB-	$538,485
$500	Total Municipal Bonds (cost $514,718)				538,485

Shares	Description (1)				Value

	COMMON STOCKS – 0.2% (0.2% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.2%

7,399	Denbury Inc, (8)				$190,080
	Total Common Stocks (cost $247,931)				190,080
	Total Long-Term Investments (cost $95,990,548)				98,215,968

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 2.0%% (1.5% of Total Investments)

	REPURCHASE AGREEMENTS – 2.0% (1.5% of Total Investments)

$1,492	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/20, repurchase price $1,492,205, collateralized $1,411,000 U.S. Treasury Notes, 2.750%, due 8/31/23, value $1,522,075	0.000%	1/04/21		$1,492,205
	Total Short-Term Investments (cost $1,492,205)				1,492,205
	Total Investments (cost $97,482,753) – 134.8%				99,708,173
	Reverse Repurchase Agreements – (30.0)% (9)				(22,212,071)
	Other Assets Less Liabilities – (4.8)% (10)				(3,538,783)
	Net Assets Applicable to Common Shares – 100%				$73,957,319

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount*	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 10-Year Note	Short	(36)	3/21	$(4,963,128)	$(4,970,812)	$(7,684)	$(3,938)
U.S. Treasury 10-Year Ultra Note	Short	(14)	3/21	(2,197,612)	(2,189,031)	8,581	(3,063)
U.S. Treasury Long Bond	Short	(10)	3/21	(1,749,280)	(1,731,875)	17,404	(3,437)
U.S. Treasury Ultra Bond	Long	30	3/21	6,498,503	6,406,875	(91,628)	22,500
				$(2,411,517)	$(2,484,843)	$(73,327)	$12,062
Total receivable for variation margin on futures contracts							$22,500
Total payable for variation margin on futures contracts							$(10,438)
*	The aggregate amount of long and short positions is $6,498,503 and $(8,910,020), respectively.

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (11)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	$17,000,000	Receive	1-Month LIBOR	1.994%	Monthly	6/01/18	7/01/25	7/01/27	$(1,710,287)	$(1,710,287)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(4)

Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or reverse repurchase agreements. As of the end of the reporting period, investments with a value of $22,921,574 have been pledged as collateral for reverse repurchase agreements.

(5)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(6)	Perpetual security. Maturity date is not applicable.

(7)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(8)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(9)	Reverse Repurchase Agreements as a percentage of Total Investments is 22.3%.

(10)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(11)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

(12)	Principal Amount (000) rounds to less than $1,000.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate

I/O	Interest only security.

MDR	Denotes investment is subject to dollar roll transactions.

N/A	Not Applicable.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

December 31, 2020

(Unaudited)

Assets
Long-term investments, at value (cost $95,990,548)	$98,215,968
Short-term investments, at value (cost approximates value)	1,492,205
Cash collateral at broker for investments in futures contracts(1)	192,554
Cash collateral at broker for investments in reverse repurchase agreements(1)	926,041
Receivable for:
Interest	536,987
Investments sold	2,412,660
Variation margin on futures contracts	22,500
Total assets	103,798,915
Liabilities
Reverse repurchase agreements	22,212,071
Unrealized depreciation on interest rate swaps	1,710,287
Payable for:
Investments purchased – when-issued/delayed-delivery settlement	5,733,750
Variation margin on futures contracts	10,438
Accrued expenses:
Interest	5,648
Management fees	72,740
Trustees fees	552
Other	96,110
Total liabilities	29,841,596
Net assets applicable to common shares	$73,957,319
Common shares outstanding	9,462,350
Net asset value (“NAV”) per common share outstanding	$7.82
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$94,624
Paid-in surplus	82,347,965
Total distributable earnings	(8,485,270)
Net assets applicable to common shares	$73,957,319
Authorized common shares	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended December 31, 2020

(Unaudited)

Investment Income
Interest	$1,830,509
Total investment income	1,830,509
Expenses
Management fees	431,338
Interest expense	37,544
Custodian fees	45,550
Trustees fees	1,457
Professional fees	21,427
Shareholder reporting expenses	13,113
Shareholder servicing agent fees	3,101
Stock exchange listing fees	3,336
Investor relations expense	2,294
Other	7,396
Total expenses	566,556
Net investment income (loss)	1,263,953
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(198,016)
Futures contracts	(12,883)
Swaps	(155,750)
Change in net unrealized appreciation (depreciation) of:
Investments	3,497,460
Futures contracts	(63,628)
Swaps	308,036
Net realized and unrealized gain (loss)	3,375,219
Net increase (decrease) in net assets applicable to common shares from operations	$4,639,172

See accompanying notes to financial statements.

Statement of Changes in Net Assets

(Unaudited)

	Six Months Ended 12/31/20	Year Ended 6/30/20
Operations
Net investment income (loss)	$1,263,953	$2,846,108
Net realized gain (loss) from:
Investments	(198,016)	(183,919)
Futures contracts	(12,883)	(74,189)
Swaps	(155,750)	(35,576)
Change in net unrealized appreciation (depreciation) of:
Investments	3,497,460	(2,958,899)
Futures contracts	(63,628)	186,441
Swaps	308,036	(1,546,405)
Net increase (decrease) in net assets applicable to common shares from operations	4,639,172	(1,766,439)
Distributions to Common Shareholders
Dividends	(1,461,933)	(3,292,898)
Decrease in net assets applicable to common shares from distributions to common shareholders	(1,461,933)	(3,292,898)

Net increase (decrease) in net assets applicable to common shares	3,177,239	(5,059,337)
Net assets applicable to common shares at the beginning of period	70,780,080	75,839,417
Net assets applicable to common shares at the end of period	$73,957,319	$70,780,080

See accompanying notes to financial statements.

Statement of Cash Flows

Six Months Ended December 31, 2020

(Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$4,639,172
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(52,914,271)
Proceeds from sales and maturities of investments	53,908,739
Proceeds from (Purchases of) short-term investments, net	6,806
Amortization (Accretion) of premiums and discounts, net	12,938
(Increase) Decrease in:
Receivable for interest	(21,790)
Receivable for investments sold	(1,171,764)
Receivable for variation margin on futures contracts	(7,656)
Other assets	4,262
Increase (Decrease) in:
Investments purchased - when-issued/delayed-delivery settlement	1,714,791
Payable for variation margin on futures contracts	(22,562)
Accrued interest	5,166
Accrued management fees	2,367
Accrued Trustees fees	13
Accrued other expenses	9,261
Net realized (gain) loss from:
Investments	198,016
Paydowns	212,432
Change in net unrealized appreciation (depreciation) of:
Investments	(3,497,460)
Swaps	(308,036)
Net cash provided by (used in) operating activities	2,770,424
Cash Flows from Financing Activities:
Proceeds from reverse repurchase agreements	1,471,763
(Purchase) for reverse repurchase agreements	(4,035,691)
Cash distributions paid to shareholders	(1,703,109)
Net cash provided by (used in) financing activities	(4,267,037)
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	(1,496,613)
Cash and cash collateral at brokers at the beginning of period	2,615,208
Cash and cash collateral at brokers at the end of period	$1,118,595

Supplemental Disclosures of Cash Flow Information
Cash paid for interest	$32,378

See accompanying notes to financial statements.

Financial Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount From Shares Repurchase and Retired		Ending NAV	Ending Share Price
Year Ended 6/30:
2021(f)	$7.48	$0.13	$0.36	$0.49	$(0.15)	$—	$—	$(0.15)	$—		$7.82	$7.19
2020	8.01	0.30	(0.48)	$(0.18)	(0.35)	—	—	(0.35)	—		7.48	6.90
2019	7.97	0.32	0.08	0.40	(0.36)	—	—	(0.36)	—		8.01	7.33
2018	8.15	0.35	(0.13)	0.22	(0.40)	—	—	(0.40)	—		7.97	7.00
2017	8.07	0.39	0.12	0.51	(0.43)	—	—	(0.43)	—		8.15	7.49
2016	8.40	0.41	(0.26)	0.15	(0.48)	—	—	(0.48)	—	*	8.07	7.48

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(c)				Ratios to Average Net Assets After Reimbursement(c)(d)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

6.67%	6.50%	$73,957	1.55	%**	3.46	%**	1.55	%**	3.46	%**	47%
(2.34)	(1.14)	70,780	2.24		3.88		2.24		3.88		87
5.16	10.14	75,839	2.19		4.08		2.19		4.08		159
2.60	(1.37)	75,408	1.88		4.28		1.88		4.28		165
6.62	6.08	77,147	1.71		4.72		1.64		4.79		191
1.89	10.86	76,350	1.68		4.66		1.30		5.05		205

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to reverse repurchase agreements (as described in Note 8 – Fund Leverage), where applicable.
	•	Each ratio includes the effect of all interest expenses paid and other costs related to reverse repurchase agreements, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 6/30:
2021(f)	0.10%
2020	0.75
2019	0.69
2018	0.41
2017	0.23
2016	0.15

(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. As of September 8, 2016, the Adviser is no longer contractually reimbursing the Fund for any fees and expenses.
(e)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

(f)	For the six months ended December 31, 2020.
*	Rounds to less than $0.01 per common share.
**	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information

Fund Information

Nuveen Multi-Market Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JMM.” The Fund was organized as a Massachusetts business trust on May 27, 2014 (previously organized as a Virginia corporation).

The end of the reporting period for the Fund is December 31, 2020, and the period covered by these Notes to Financial Statements is the six months ended December 31, 2020 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the Fund’s investment portfolio.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund’s normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.

Compensation

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest, fees earned from reverse repurchase agreements and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Fees earned from reverse repurchase agreements are further described in Note 8 – Fund Leverage, Reverse Repurchase Agreements.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Reference Rate Reform

In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only changes to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Fund may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Fund’s financial statements and various filings.

Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework

In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotation are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 will become effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Fund’s financial statements.

3. Investment Valuation and Fair Value Measurements

The Fund’s investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Notes to Financial Statements (continued)

(Unaudited)

A description of the valuation techniques applied to the Fund’s major classifications of assets and liabilities measured at fair value follows:

Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and are generally classified as Level 2.

Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Swap contracts are marked-to-market daily based upon a price supplied by a pricing service. Swaps are generally classified as Level 2.

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Asset-Backed and Mortgage-Backed Securities	$—	$72,839,284	$—	$72,839,284
Corporate Bonds	—	22,765,293	—	22,765,293
Sovereign Debt	—	1,226,378	—	1,226,378
Contingent Capital Securities	—	656,448	—	656,448
Municipal Bonds	—	538,485	—	538,485
Common Stock	190,080	—	—	190,080

Short-Term Investments:
Repurchase Agreements	—	1,492,205	—	1,492,205

Investments in Derivatives:
Futures Contracts**	(73,327)	—	—	(73,327)
Interest Rate Swaps**	—	(1,710,287)	—	(1,710,287)
Total	$116,753	$97,807,806	$—	$97,924,559
*	Refer to the Fund’s Portfolio of Investments for industry and country classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Dollar Roll Transactions

The Fund may enter into mortgage dollar rolls in which a Fund sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase similar securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the repurchase price is recorded as a realized gain or loss.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$1,492,205	$(1,492,205)	$—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities and dollar roll transactions, but excluding derivative transactions) during the current fiscal period aggregated $52,914,271 and $53,908,739 respectively.

The Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If the Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker will credit the Fund’s account with an amount equal to appreciation. Conversely, if the Fund has unrealized depreciation the clearing broker will debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Notes to Financial Statements (continued)

(Unaudited)

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Fund used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$16,030,897
*

The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$(91,628)	Payable for variation margin on futures contracts*	$18,301
*

Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$(12,883)	$(63,628)

Interest Rate Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the

execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund used interest rate swap contracts as part of an overall portfolio construction strategy to manage duration and overall portfolio yield curve exposure.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$17,000,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statements of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps	$(1,710,287)

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

				Gross Amounts not offset on the Statement of Assets and Liabilities
Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps**	Gross Unrealized (Depreciation) on Interest Rate Swaps**	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Interest Rate Swaps Premiums Paid	Collateral Pledged to (from) Counterparty	Net Exposure
Morgan Stanley Capital Services LLC	$—	$(1,710,287)	$(1,710,287)	$—	$1,601,473	$(108,814)
**	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$(155,750)	$308,036

Notes to Financial Statements (continued)

(Unaudited)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Share Transactions

The Fund did not have any transactions in common shares during the current and prior fiscal periods.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to common shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the common share NAV of the Fund.

The table below presents the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis as of December 31, 2020.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$97,607,080
Gross unrealized:
Appreciation	$3,447,097
Depreciation	(3,129,618)
Net unrealized appreciation (depreciation) of investments	$317,479

Permanent differences, primarily due to paydowns, bond premium amortization adjustments, treatment of notional principal contracts and complex securities character adjustments, resulted in reclassifications among the Fund’s components of net assets as of June 30, 2020, the Fund’s last tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2020, the Fund’s last tax year end, were as follows:
Undistributed net ordinary income[1]	$264,816
Undistributed net long-term capital gains	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended June 30, 2020, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[1]	$3,292,898
Distributions from net long-term capital gains	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of June 30, 2020, the Fund’s last tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Not subject to expiration:
Short-term	$300,253
Long-term	7,927,603
Total	$8,227,856

7. Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.7000%
For the next $125 million	0.6875
For the next $150 million	0.6750
For the next $600 million	0.6625
For managed assets over $1 billion	0.6500

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen Funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of December 31, 2020, the complex-level fee for the Fund was 0.1557%.

Notes to Financial Statements (continued)

(Unaudited)

8. Fund Leverage

Reverse Repurchase Agreements

During the current fiscal period, the Fund entered into reverse repurchase agreements as a means of leverage.

In a reverse repurchase agreement, the Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, with the Fund retaining the risk of loss that is associated with that security. The Fund will segregate assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements. Securities sold under reverse repurchase agreements are recorded as a liability and recognized as “Reverse repurchase agreements” on the Statement of Assets and Liabilities.

Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund receives a fee for use of the security by the counterparty. This results in interest income to the Fund, which is recognized as a component of “Interest income” on the Statement of Operations.

As of the end of the reporting period, the Fund’s outstanding balances on its reverse repurchase agreements were as follows:

Counterparty	Coupon	Principal Amount	Maturity	Value	Value and Accrued Interest
BNP Paribas	0.300%	$(16,506,000)	4/01/21	$(16,506,000)	$(16,510,127)
Goldman Sachs	0.320%	(5,706,071)	4/01/21	(5,706,071)	(5,707,593)
		(22,212,071)		(22,212,071)	(22,217,720)

During the current fiscal period, the average daily balance outstanding (which was for the entire current reporting period) and average interest rate on the Fund’s reverse repurchase agreements were as follows:

Average daily balance outstanding	$23,042,782
Average interest rate	0.32%

The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.

Counterparty	Reverse Repurchase Agreements*	Collateral Pledged to Counterparty**	Net Exposure
BNP Paribas	(16,510,127)	(16,510,127)	$—
Goldman Sachs	(5,707,593)	(5,707,593)	—
	(22,217,720)	(22,217,720)	$—
*	Represents gross value and accrued interest for the counterparty as reported in the preceding table.
**	As of the end of the reporting period, the value of the collateral pledged to the counterparty exceeded the value of the reverse repurchase agreements.

9. Borrowing Arrangements

Inter-Fund Borrowing and Lending

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, the Fund did not enter into any inter-fund loan activity.

10. Subsequent Events

Distributions to Common Shareholders

On February 25, 2021, the Fund announced that the Board approved the adoption of a level distribution policy. The level distribution policy is intended to provide shareholders with stable, but not guaranteed, cash flow, independent of the amount or timing of income earned or capital gains realized by the Fund. The Fund intends to distribute all or substantially all of its net investment income through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, in order to maintain its level distribution amount, the Fund may pay out more or less than its net investment income during the period. As a result, distribution sources may include net investment income, realized gains and return of capital. The level distribution policy will become effective with the Fund’s March distribution.

Reverse Repurchase Agreements

By February 2020, the Fund increased the outstanding balance on its reverse repurchase agreements to $23,620,000.

Shareholder Update

Changes Occurring During the Reporting Period

The following information in this semi-annual report is a summary of certain changes during the reporting period. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.

Amended and Restated By-Laws

On October 5, 2020, after a rigorous and deliberative review, and consistent with the interests of the Fund’s long-term shareholders, the Board of Trustees of the Fund adopted Amended and Restated By-Laws.

Among other changes, the Amended and Restated By-Laws require compliance with certain amended deadlines and procedural and informational requirements in connection with advance notice of shareholder proposals or nominations, including certain information about the proponent and the proposal, or in the case of a nomination, the nominee. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Amended and Restated By-Laws.

The Amended and Restated By-Laws also include provisions (the “Control Share By-Law”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares of the Fund in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. The Control Share By-Law is primarily intended to protect the interests of the Fund and its long-term shareholders by limiting the risk that the Fund will become subject to undue influence by opportunistic traders pursuing short-term agendas adverse to the best interests of the Fund and its long-term shareholders. The Control Share By-Law does not eliminate voting rights for common shares acquired in Control Share Acquisitions, but rather entrusts the Fund’s other “non-interested” shareholders with determining whether to approve the authorization of the voting rights of the person acquiring such shares.

Subject to various conditions and exceptions, the Control Share By-Law defines a “Control Share Acquisition” to include an acquisition of common shares that, but for the Control Share By-Law, would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power in the election of Trustees of the Fund in any of the following ranges:

(i)	one-tenth or more, but less than one-fifth of all voting power;

(ii)	one-fifth or more, but less than one-third of all voting power;

(iii)	one-third or more, but less than a majority of all voting power; or

(iv)	a majority or more of all voting power.

The Control Share By-Law generally excludes certain acquisitions of common shares from the definition of a Control Share Acquisition, including acquisitions of common shares that occurred prior to October 5, 2020, though such shares are included in assessing whether any subsequent share acquisition exceeds one of the enumerated thresholds.

Subject to certain conditions and procedural requirements set forth in the Control Share By-Law, including the delivery of a “Control Share Acquisition Statement” to the Fund’s Secretary setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of common shares in a Control Share Acquisition generally may demand a special meeting of shareholders for the purpose of considering whether the voting rights of such acquiring person with respect to such shares shall be authorized.

This discussion is only a high-level summary of certain aspects of the Amended and Restated By-Laws, and is qualified in its entirety by reference to the Amended and Restated By-Laws. Shareholders should refer to the Amended and Restated By-Laws for more information. A copy of the Amended and Restated By-Laws can be found in the Current Report on Form 8-K filed by the Fund with the Securities and Exchange Commission on October 6, 2020, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

Risk

Considerations

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Multi-Market Income Fund (JMM)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Investing in mortgage-backed securities entails credit risk, the risk that the servicer fails to perform its duties, liquidity risks, interest rate risks, structure risks, pre-payment risk, and geographical concentration risks. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations including hedging risk are described in more detail on the Fund’s web page at www.nuveen.com/JMM.

Additional Fund Information

Board of Trustees
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale
Carole E. Stone	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JMM
Common shares repurchased	0

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FlNRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms

Used in this Report

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

∎

Blended Benchmark: A two index blend comprised of weightings approximating the Fund’s proposed portfolio: 25% Bloomberg Barclays U.S. Corporate High-Yield Index and 75% Bloomberg Barclays U.S. Government/Mortgage Index. 1) Bloomberg Barclays U.S. Corporate High-Yield Index: An unmanaged index that covers the universe of domestic fixed-rate non-investment grade debt; and 2) Bloomberg Barclays U.S. Government/Mortgage Index: An unmanaged index considered representative of U.S. government treasury securities and agency mortgage-back securities. Benchmark returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Bloomberg Barclays U.S. Government/Mortgage Bond Index: The index measures the performance of U.S. government bonds and mortgage-related securities. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Contingent Capital Securities (CoCos): CoCos are debt or capital securities of primarily non-U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCo investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCos will occur. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.

∎

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

Glossary of Terms Used in this Report (continued)

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of the fund. Both of these are part of the fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	ESA-A-1220D 1509267-INV-B-02/22

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activity for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item  2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4) Change in registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section  13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section  1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section  18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multi-Market Income Fund

By (Signature and Title)	/s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary

Date: March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: March 5, 2021

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: March 5, 2021